Supplemental Information
Second Quarter 2020

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Income statement
Net interest income	$22,978	$24,564	$10,848	$12,130	$12,140	$12,187	$12,189
Noninterest income	22,115	21,524	11,478	10,637	10,209	10,620	10,895
Total revenue, net of interest expense	45,093	46,088	22,326	22,767	22,349	22,807	23,084
Provision for credit losses	9,878	1,870	5,117	4,761	941	779	857
Noninterest expense	26,885	26,492	13,410	13,475	13,239	15,169	13,268
Income before income taxes	8,330	17,726	3,799	4,531	8,169	6,859	8,959
Pretax, pre-provision income (1)	18,208	19,596	8,916	9,292	9,110	7,638	9,816
Income tax expense	787	3,067	266	521	1,175	1,082	1,611
Net income	7,543	14,659	3,533	4,010	6,994	5,777	7,348
Preferred stock dividends	718	681	249	469	246	505	239
Net income applicable to common shareholders	6,825	13,978	3,284	3,541	6,748	5,272	7,109
Diluted earnings per common share	0.77	1.45	0.37	0.40	0.74	0.56	0.74
Average diluted common shares issued and outstanding	8,813.3	9,672.4	8,768.1	8,862.7	9,079.5	9,353.0	9,559.6
Dividends paid per common share	$0.36	$0.30	$0.18	$0.18	$0.18	$0.18	$0.15

Performance ratios
Return on average assets	0.58%	1.24%	0.53%	0.65%	1.13%	0.95%	1.23%
Return on average common shareholders’ equity	5.67	11.52	5.44	5.91	11.00	8.48	11.62
Return on average shareholders’ equity	5.71	11.07	5.34	6.10	10.40	8.48	11.00
Return on average tangible common shareholders’ equity (2)	7.97	16.13	7.63	8.32	15.43	11.84	16.24
Return on average tangible shareholders’ equity (2)	7.76	14.99	7.23	8.29	14.09	11.43	14.88
Efficiency ratio	59.62	57.48	60.06	59.19	59.24	66.51	57.48

At period end
Book value per share of common stock	$27.96	$26.41	$27.96	$27.84	$27.32	$26.96	$26.41
Tangible book value per share of common stock (2)	19.90	18.92	19.90	19.79	19.41	19.26	18.92
Market capitalization	205,772	270,935	205,772	184,181	311,209	264,842	270,935
Number of financial centers - U.S.	4,298	4,349	4,298	4,297	4,300	4,302	4,349
Number of branded ATMs - U.S.	16,862	16,561	16,862	16,855	16,788	16,626	16,561
Headcount	212,796	208,984	212,796	208,931	208,131	208,561	208,984

(1)
Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Company's ability to generate earnings to cover credit losses through a credit cycle.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 34.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Net interest income
Interest income	$28,638	$36,394	$12,540	$16,098	$16,926	$17,916	$18,224
Interest expense	5,660	11,830	1,692	3,968	4,786	5,729	6,035
Net interest income	22,978	24,564	10,848	12,130	12,140	12,187	12,189

Noninterest income
Fees and commissions	16,713	16,028	8,392	8,321	8,520	8,467	8,190
Market making and similar activities	5,294	5,149	2,487	2,807	1,767	2,118	2,381
Other income (loss)	108	347	599	(491)	(78)	35	324
Total noninterest income	22,115	21,524	11,478	10,637	10,209	10,620	10,895
Total revenue, net of interest expense	45,093	46,088	22,326	22,767	22,349	22,807	23,084

Provision for credit losses	9,878	1,870	5,117	4,761	941	779	857

Noninterest expense
Compensation and benefits	16,335	16,221	7,994	8,341	7,977	7,779	7,972
Occupancy and equipment	3,504	3,245	1,802	1,702	1,680	1,663	1,640
Information processing and communications	2,474	2,321	1,265	1,209	1,162	1,163	1,157
Product delivery and transaction related	1,588	1,371	811	777	695	696	709
Marketing	930	970	492	438	524	440	528
Professional fees	756	769	381	375	442	386	409
Other general operating	1,298	1,595	665	633	759	3,042	853
Total noninterest expense	26,885	26,492	13,410	13,475	13,239	15,169	13,268
Income before income taxes	8,330	17,726	3,799	4,531	8,169	6,859	8,959
Income tax expense	787	3,067	266	521	1,175	1,082	1,611
Net income	$7,543	$14,659	$3,533	$4,010	$6,994	$5,777	$7,348
Preferred stock dividends	718	681	249	469	246	505	239
Net income applicable to common shareholders	$6,825	$13,978	$3,284	$3,541	$6,748	$5,272	$7,109

Per common share information
Earnings	$0.78	$1.45	$0.38	$0.40	$0.75	$0.57	$0.75
Diluted earnings	0.77	1.45	0.37	0.40	0.74	0.56	0.74
Average common shares issued and outstanding	8,777.6	9,624.0	8,739.9	8,815.6	9,017.1	9,303.6	9,523.2
Average diluted common shares issued and outstanding	8,813.3	9,672.4	8,768.1	8,862.7	9,079.5	9,353.0	9,559.6

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Net income	$7,543	$14,659	$3,533	$4,010	$6,994	$5,777	$7,348
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	4,693	4,693	(102)	4,795	(356)	1,538	2,384
Net change in debit valuation adjustments	53	(501)	(1,293)	1,346	(691)	229	(138)
Net change in derivatives	732	533	315	417	(35)	118	304
Employee benefit plan adjustments	100	57	57	43	53	26	29
Net change in foreign currency translation adjustments	(107)	(48)	(19)	(88)	13	(51)	(14)
Other comprehensive income (loss)	5,471	4,734	(1,042)	6,513	(1,016)	1,860	2,565
Comprehensive income	$13,014	$19,393	$2,491	$10,523	$5,978	$7,637	$9,913

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Net interest income
Interest income
Loans and leases	$18,532	$21,827	$8,569	$9,963	$10,365	$10,894	$10,942
Debt securities	5,283	6,136	2,440	2,843	2,841	2,829	3,017
Federal funds sold and securities borrowed or purchased under agreements to resell	845	2,504	26	819	1,097	1,242	1,309
Trading account assets	2,255	2,643	1,008	1,247	1,234	1,319	1,321
Other interest income	1,723	3,284	497	1,226	1,389	1,632	1,635
Total interest income	28,638	36,394	12,540	16,098	16,926	17,916	18,224

Interest expense
Deposits	1,557	3,760	373	1,184	1,548	1,880	1,965
Short-term borrowings	1,048	3,849	(72)	1,120	1,483	1,876	1,997
Trading account liabilities	552	664	223	329	282	303	319
Long-term debt	2,503	3,557	1,168	1,335	1,473	1,670	1,754
Total interest expense	5,660	11,830	1,692	3,968	4,786	5,729	6,035
Net interest income	$22,978	$24,564	$10,848	$12,130	$12,140	$12,187	$12,189

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$1,622	$1,864	$830	$792	$1,007	$963	$968
Other card income	899	957	419	480	504	502	478
Total card income	2,521	2,821	1,249	1,272	1,511	1,465	1,446
Service charges
Deposit-related fees	2,926	3,218	1,299	1,627	1,680	1,690	1,638
Lending-related fees	539	524	263	276	277	285	265
Total service charges	3,465	3,742	1,562	1,903	1,957	1,975	1,903
Investment and brokerage services
Asset management fees	5,165	4,994	2,483	2,682	2,650	2,597	2,554
Brokerage fees	2,015	1,836	939	1,076	928	897	916
Total investment and brokerage services	7,180	6,830	3,422	3,758	3,578	3,494	3,470
Investment banking fees
Underwriting income	2,371	1,458	1,523	848	800	740	792
Syndication fees	501	546	230	271	297	341	291
Financial advisory services	675	631	406	269	377	452	288
Total investment banking fees	3,547	2,635	2,159	1,388	1,474	1,533	1,371
Total fees and commissions	16,713	16,028	8,392	8,321	8,520	8,467	8,190
Market making and similar activities	5,294	5,149	2,487	2,807	1,767	2,118	2,381
Other income (loss)	108	347	599	(491)	(78)	35	324
Total noninterest income	$22,115	$21,524	$11,478	$10,637	$10,209	$10,620	$10,895

(1)
Gross interchange fees were $4.3 billion and $4.8 billion and are presented net of $2.7 billion and $3.0 billion of expenses for rewards and partner payments for the six months ended June 30, 2020 and 2019, respectively. Gross interchange fees were $2.0 billion, $2.3 billion, $2.6 billion, $2.6 billion and $2.5 billion and are presented net of $1.2 billion, $1.5 billion, $1.6 billion, $1.6 billion and $1.6 billion of expenses for rewards and partner payments for the second and first quarters of 2020 and the fourth, third and second quarters of 2019, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2020	March 31 2020	June 30 2019
Assets
Cash and due from banks	$33,915	$30,052	$29,409
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	255,431	220,338	141,985
Cash and cash equivalents	289,346	250,390	171,394
Time deposits placed and other short-term investments	6,071	12,283	8,692
Federal funds sold and securities borrowed or purchased under agreements to resell	451,179	301,969	248,077
Trading account assets	226,465	193,323	251,987
Derivative assets	45,184	57,654	44,912
Debt securities:
Carried at fair value	202,912	221,104	246,094
Held-to-maturity, at cost	268,949	254,748	199,981
Total debt securities	471,861	475,852	446,075
Loans and leases	998,944	1,050,785	963,800
Allowance for loan and lease losses	(19,389)	(15,766)	(9,527)
Loans and leases, net of allowance	979,555	1,035,019	954,273
Premises and equipment, net	10,790	10,792	10,426
Goodwill	68,951	68,951	68,951
Loans held-for-sale	7,381	7,862	5,416
Customer and other receivables	55,392	69,238	53,329
Other assets	129,513	136,621	132,360
Total assets	$2,741,688	$2,619,954	$2,395,892

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$580,667	$484,342	$393,567
Interest-bearing	1,048,012	1,008,922	900,434
Deposits in non-U.S. offices:
Noninterest-bearing	15,082	13,695	12,864
Interest-bearing	74,905	76,366	68,228
Total deposits	1,718,666	1,583,325	1,375,093
Federal funds purchased and securities loaned or sold under agreements to repurchase	179,024	170,043	194,948
Trading account liabilities	80,912	77,151	82,150
Derivative liabilities	42,511	54,658	38,380
Short-term borrowings	17,998	30,118	27,244
Accrued expenses and other liabilities	175,302	183,029	168,658
Long-term debt	261,638	256,712	238,011
Total liabilities	2,476,051	2,355,036	2,124,484
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,440, 3,887,440 and 3,939,040 shares	23,427	23,427	24,689
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,664,081,625, 8,675,487,435 and 9,342,601,750 shares	85,794	85,745	106,619
Retained earnings	157,578	155,866	147,577
Accumulated other comprehensive income (loss)	(1,162)	(120)	(7,477)
Total shareholders’ equity	265,637	264,918	271,408
Total liabilities and shareholders’ equity	$2,741,688	$2,619,954	$2,395,892

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,390	$5,405	$5,469
Loans and leases	25,532	37,009	40,676
Allowance for loan and lease losses	(1,869)	(1,472)	(882)
Loans and leases, net of allowance	23,663	35,537	39,794
All other assets	563	536	387
Total assets of consolidated variable interest entities	$28,616	$41,478	$45,650

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$739	$1,147	$1,845
Long-term debt	6,861	6,787	7,393
All other liabilities	22	39	27
Total liabilities of consolidated variable interest entities	$7,622	$7,973	$9,265

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	June 30 2020	March 31 2020	June 30 2019
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$171,020	$168,115	$171,498
Tier 1 capital	194,441	191,532	195,539
Total capital	233,801	228,511	228,965
Risk-weighted assets	1,475,047	1,561,031	1,466,537
Common equity tier 1 capital ratio	11.6%	10.8%	11.7%
Tier 1 capital ratio	13.2	12.3	13.3
Total capital ratio	15.9	14.6	15.6

Advanced Approaches
Common equity tier 1 capital	$171,020	$168,115	$171,498
Tier 1 capital	194,441	191,532	195,539
Total capital	223,261	221,009	220,904
Risk-weighted assets	1,503,074	1,512,390	1,430,745
Common equity tier 1 capital ratio	11.4%	11.1%	12.0%
Tier 1 capital ratio	12.9	12.7	13.7
Total capital ratio	14.9	14.6	15.4

Leverage-based metrics (1)
Adjusted average assets	$2,632,225	$2,421,943	$2,322,426
Tier 1 leverage ratio	7.4%	7.9%	8.4%

Supplementary leverage exposure	$2,769,262	$2,984,135	$2,872,393
Supplementary leverage ratio	7.0%	6.4%	6.8%

Tangible equity ratio (2)	7.3	7.7	8.7
Tangible common equity ratio (2)	6.5	6.7	7.6

(1)
Regulatory capital ratios at June 30, 2020 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Supplementary leverage exposure at June 30, 2020 excludes U.S. Treasury Securities and deposits at Federal Reserve Banks.

(2)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 34.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	June 30 2020	March 31 2020	June 30 2019
Total common shareholders' equity	$242,210	$241,491	$246,719
CECL transitional amount (1)	4,302	3,299	—
Goodwill, net of related deferred tax liabilities	(68,570)	(68,570)	(68,571)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(5,263)	(5,337)	(5,332)
Intangibles, other than mortgage servicing rights and goodwill, net of related deferred tax liabilities	(1,221)	(1,236)	(1,342)
Defined benefit pension plan net assets	(1,025)	(1,014)	(977)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	1,108	(370)	763
Other	(521)	(148)	238
Common equity tier 1 capital	171,020	168,115	171,498
Qualifying preferred stock, net of issuance cost	23,426	23,426	24,688
Other	(5)	(9)	(647)
Total tier 1 capital	194,441	191,532	195,539
Tier 2 capital instruments	23,462	24,076	23,107
Eligible credit reserves included in tier 2 capital	5,377	5,407	2,272
Other	(19)	(6)	(14)
Total capital under the Advanced approaches	$223,261	$221,009	$220,904

(1)
The CECL transitional amount includes the impact of the Corporation's adoption of the new CECL accounting standard on January 1, 2020 and 25 percent of the increase in reserves from January 1, 2020 through June 30, 2020.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2020			First Quarter 2020			Second Quarter 2019
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$314,661	$33	0.04%	$130,282	$268	0.83%	$122,395	$495	1.62%
Time deposits placed and other short-term investments	8,644	5	0.25	10,894	30	1.11	9,798	61	2.51
Federal funds sold and securities borrowed or purchased under agreements to resell	312,404	26	0.03	278,794	819	1.18	281,085	1,309	1.87
Trading account assets	143,370	1,021	2.86	156,685	1,266	3.25	146,865	1,337	3.65
Debt securities	476,060	2,462	2.10	465,215	2,868	2.49	446,447	3,047	2.72
Loans and leases (2):
Residential mortgage	241,486	1,880	3.11	239,994	1,987	3.31	215,822	1,899	3.52
Home equity	39,308	308	3.15	40,040	421	4.22	45,944	587	5.12
Credit card	86,191	2,140	9.99	94,471	2,464	10.49	93,627	2,511	10.76
Direct/Indirect and other consumer	88,962	623	2.81	90,954	746	3.30	90,453	830	3.68
Total consumer	455,947	4,951	4.36	465,459	5,618	4.85	445,846	5,827	5.24
U.S. commercial	374,965	2,462	2.64	330,420	2,846	3.46	318,243	3,382	4.26
Non-U.S. commercial	116,040	642	2.22	111,388	802	2.90	103,844	894	3.45
Commercial real estate	65,515	430	2.64	63,418	583	3.70	61,778	720	4.67
Commercial lease financing	18,920	128	2.71	19,598	161	3.29	20,814	172	3.32
Total commercial	575,440	3,662	2.56	524,824	4,392	3.36	504,679	5,168	4.11
Total loans and leases	1,031,387	8,613	3.35	990,283	10,010	4.06	950,525	10,995	4.64
Other earning assets	72,256	508	2.82	87,876	981	4.49	66,607	1,129	6.79
Total earning assets	2,358,782	12,668	2.16	2,120,029	16,242	3.08	2,023,722	18,373	3.64
Cash and due from banks	31,256			27,997			25,951
Other assets, less allowance for loan and lease losses	314,148			346,902			349,378
Total assets	$2,704,186			$2,494,928			$2,399,051
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$56,931	$2	0.01%	$50,600	$1	0.01%	$52,987	$2	0.01%
NOW and money market deposit accounts	850,274	152	0.07	770,474	653	0.34	737,095	1,228	0.67
Consumer CDs and IRAs	50,882	123	0.97	53,363	151	1.14	45,375	105	0.93
Negotiable CDs, public funds and other deposits	81,532	56	0.29	67,985	209	1.23	69,966	408	2.35
Total U.S. interest-bearing deposits	1,039,619	333	0.13	942,422	1,014	0.43	905,423	1,743	0.77
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	1,807	—	0.04	1,904	3	0.60	2,033	5	0.96
Governments and official institutions	183	—	—	161	—	0.05	179	—	0.05
Time, savings and other	74,158	40	0.21	75,625	167	0.89	68,706	217	1.26
Total non-U.S. interest-bearing deposits	76,148	40	0.21	77,690	170	0.88	70,918	222	1.25
Total interest-bearing deposits	1,115,767	373	0.13	1,020,112	1,184	0.47	976,341	1,965	0.81
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	295,465	(72)	(0.10)	304,503	1,120	1.48	278,198	1,997	2.89
Trading account liabilities	40,717	223	2.20	48,142	329	2.75	47,022	319	2.72
Long-term debt	221,167	1,168	2.12	210,816	1,335	2.54	201,007	1,754	3.49
Total interest-bearing liabilities	1,673,116	1,692	0.41	1,583,573	3,968	1.01	1,502,568	6,035	1.61
Noninterest-bearing sources:
Noninterest-bearing deposits	542,430			419,224			399,109
Other liabilities (3)	222,324			227,597			229,399
Shareholders’ equity	266,316			264,534			267,975
Total liabilities and shareholders’ equity	$2,704,186			$2,494,928			$2,399,051
Net interest spread			1.75%			2.07%			2.03%
Impact of noninterest-bearing sources			0.12			0.26			0.41
Net interest income/yield on earning assets (4)		$10,976	1.87%		$12,274	2.33%		$12,338	2.44%

(1)	Includes the impact of interest rate risk management contracts.

(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.

(3)	Includes $35.5 billion, $35.7 billion and $35.0 billion of structured notes and liabilities for the second and first quarters of 2020 and the second quarter of 2019, respectively.

(4)	Net interest income includes FTE adjustments of $128 million, $144 million and $149 million for the second and first quarters of 2020 and the second quarter of 2019, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	June 30, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$76,539	$2,501	$(41)	$78,999
Agency-collateralized mortgage obligations	6,113	198	(16)	6,295
Commercial	14,926	996	(1)	15,921
Non-agency residential	903	127	(39)	991
Total mortgage-backed securities	98,481	3,822	(97)	102,206
U.S. Treasury and agency securities	50,304	2,368	(8)	52,664
Non-U.S. securities	13,334	12	(14)	13,332
Other taxable securities, substantially all asset-backed securities	4,244	48	(40)	4,252
Total taxable securities	166,363	6,250	(159)	172,454
Tax-exempt securities	17,791	279	(92)	17,978
Total available-for-sale debt securities	184,154	6,529	(251)	190,432
Other debt securities carried at fair value (1)	12,266	295	(81)	12,480
Total debt securities carried at fair value	196,420	6,824	(332)	202,912
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities (2)	268,967	10,937	(32)	279,872
Total debt securities	$465,387	$17,761	$(364)	$482,784

	March 31, 2020
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$76,599	$2,863	$(1)	$79,461
Agency-collateralized mortgage obligations	4,348	212	(9)	4,551
Commercial	14,800	814	(12)	15,602
Non-agency residential	882	130	(80)	932
Total mortgage-backed securities	96,629	4,019	(102)	100,546
U.S. Treasury and agency securities	64,353	4,352	(9)	68,696
Non-U.S. securities	12,248	10	(11)	12,247
Other taxable securities, substantially all asset-backed securities	6,016	80	(204)	5,892
Total taxable securities	179,246	8,461	(326)	187,381
Tax-exempt securities	18,752	163	(75)	18,840
Total available-for-sale debt securities	197,998	8,624	(401)	206,221
Other debt securities carried at fair value (1)	14,791	317	(225)	14,883
Total debt securities carried at fair value	212,789	8,941	(626)	221,104
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	254,764	11,848	(17)	266,595
Total debt securities	$467,553	$20,789	$(643)	$487,699

(1)	Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

(2)	During the second quarter of 2020, we transferred available-for-sale securities with a fair value of $16.2 billion to held to maturity.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
FTE basis data (1)
Net interest income	$23,250	$24,866	$10,976	$12,274	$12,285	$12,335	$12,338
Total revenue, net of interest expense	45,365	46,390	22,454	22,911	22,494	22,955	23,233
Net interest yield	2.09%	2.48%	1.87%	2.33%	2.35%	2.41%	2.44%
Efficiency ratio	59.26	57.11	59.72	58.82	58.85	66.08	57.11

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $272 million and $302 million for the six months ended June 30, 2020 and 2019, $128 million and $144 million for the second and first quarters of 2020, and $145 million, $148 million and $149 million for the fourth, third and second quarters of 2019, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,976	$5,991	$1,378	$2,363	$1,297	$(53)
Noninterest income
Fees and commissions:
Card income	1,249	1,053	18	68	111	(1)
Service charges	1,562	706	15	737	95	9
Investment and brokerage services	3,422	67	2,854	24	481	(4)
Investment banking fees	2,159	—	84	1,181	940	(46)
Total fees and commissions	8,392	1,826	2,971	2,010	1,627	(42)
Market making and similar activities	2,487	1	18	(15)	2,361	122
Other income (loss)	599	33	58	733	64	(289)
Total noninterest income (loss)	11,478	1,860	3,047	2,728	4,052	(209)
Total revenue, net of interest expense	22,454	7,851	4,425	5,091	5,349	(262)
Provision for credit losses	5,117	3,024	136	1,873	105	(21)
Noninterest expense	13,410	4,733	3,463	2,223	2,682	309
Income (loss) before income taxes	3,927	94	826	995	2,562	(550)
Income tax expense (benefit)	394	23	202	269	666	(766)
Net income	$3,533	$71	$624	$726	$1,896	$216

Average
Total loans and leases	$1,031,387	$321,558	$182,150	$423,625	$74,131	$29,923
Total assets (1)	2,704,186	885,568	327,594	578,106	663,072	249,846
Total deposits	1,658,197	810,700	287,109	493,918	45,083	21,387
Quarter end
Total loans and leases	$998,944	$325,105	$184,293	$390,108	$74,342	$25,096
Total assets (1)	2,741,688	929,193	334,190	586,078	652,068	240,159
Total deposits	1,718,666	854,017	291,740	500,918	52,842	19,149

	First Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,274	$6,862	$1,571	$2,612	$1,153	$76
Noninterest income
Fees and commissions:
Card income	1,272	1,110	17	123	21	1
Service charges	1,903	995	17	796	87	8
Investment and brokerage services	3,758	70	3,122	7	567	(8)
Investment banking fees	1,388	—	115	761	602	(90)
Total fees and commissions	8,321	2,175	3,271	1,687	1,277	(89)
Market making and similar activities	2,807	1	21	87	2,973	(275)
Other income (loss)	(491)	91	73	214	(177)	(692)
Total noninterest income (loss)	10,637	2,267	3,365	1,988	4,073	(1,056)
Total revenue, net of interest expense	22,911	9,129	4,936	4,600	5,226	(980)
Provision for credit losses	4,761	2,258	189	2,093	107	114
Noninterest expense	13,475	4,495	3,600	2,321	2,812	247
Income (loss) before income taxes	4,675	2,376	1,147	186	2,307	(1,341)
Income tax expense (benefit)	665	582	281	50	600	(848)
Net income (loss)	$4,010	$1,794	$866	$136	$1,707	$(493)

Average
Total loans and leases	$990,283	$316,946	$178,639	$386,483	$71,660	$36,555
Total assets (1)	2,494,928	811,277	303,173	465,926	713,051	201,501
Total deposits	1,439,336	736,669	263,411	382,373	33,323	23,560
Quarter end
Total loans and leases	$1,050,785	$317,535	$181,492	$437,122	$78,591	$36,045
Total assets (1)	2,619,954	837,522	323,866	562,529	654,939	241,098
Total deposits	1,583,325	762,387	282,395	477,108	38,536	22,899

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,338	$7,116	$1,624	$2,709	$811	$78
Noninterest income
Fees and commissions:
Card income	1,446	1,268	21	135	22	—
Service charges	1,903	1,045	16	749	87	6
Investment and brokerage services	3,470	75	2,962	7	433	(7)
Investment banking fees	1,371	—	127	717	585	(58)
Total fees and commissions	8,190	2,388	3,126	1,608	1,127	(59)
Market making and similar activities	2,381	2	30	56	1,961	332
Other income (loss)	324	211	120	602	245	(854)
Total noninterest income (loss)	10,895	2,601	3,276	2,266	3,333	(581)
Total revenue, net of interest expense	23,233	9,717	4,900	4,975	4,144	(503)
Provision for credit losses	857	947	21	125	5	(241)
Noninterest expense	13,268	4,412	3,454	2,211	2,675	516
Income (loss) before income taxes	9,108	4,358	1,425	2,639	1,464	(778)
Income tax expense (benefit)	1,760	1,068	349	713	417	(787)
Net income	$7,348	$3,290	$1,076	$1,926	$1,047	$9

Average
Total loans and leases	$950,525	$296,388	$166,324	$372,531	$70,587	$44,695
Total assets (1)	2,399,051	779,450	289,835	442,591	685,413	201,762
Total deposits	1,375,450	707,091	253,940	362,619	31,128	20,672
Quarter end
Total loans and leases	$963,800	$300,411	$168,993	$376,948	$74,136	$43,312
Total assets (1)	2,395,892	787,036	287,903	440,352	674,987	205,614
Total deposits	1,375,093	714,289	251,835	358,902	29,961	20,106

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$23,250	$12,853	$2,949	$4,975	$2,450	$23
Noninterest income
Fees and commissions:
Card income	2,521	2,163	35	191	132	—
Service charges	3,465	1,701	32	1,533	182	17
Investment and brokerage services	7,180	137	5,976	31	1,048	(12)
Investment banking fees	3,547	—	199	1,942	1,542	(136)
Total fees and commissions	16,713	4,001	6,242	3,697	2,904	(131)
Market making and similar activities	5,294	2	39	72	5,334	(153)
Other income (loss)	108	124	131	947	(113)	(981)
Total noninterest income (loss)	22,115	4,127	6,412	4,716	8,125	(1,265)
Total revenue, net of interest expense	45,365	16,980	9,361	9,691	10,575	(1,242)
Provision for credit losses	9,878	5,282	325	3,966	212	93
Noninterest expense	26,885	9,228	7,063	4,544	5,494	556
Income (loss) before income taxes	8,602	2,470	1,973	1,181	4,869	(1,891)
Income tax expense (benefit)	1,059	605	483	319	1,266	(1,614)
Net income (loss)	$7,543	$1,865	$1,490	$862	$3,603	$(277)

Average
Total loans and leases	$1,010,835	$319,252	$180,395	$405,054	$72,896	$33,238
Total assets (1)	2,599,557	848,422	315,383	522,016	688,062	225,674
Total deposits	1,548,766	773,685	275,260	438,145	39,203	22,473
Period end
Total loans and leases	$998,944	$325,105	$184,293	$390,108	$74,342	$25,096
Total assets (1)	2,741,688	929,193	334,190	586,078	652,068	240,159
Total deposits	1,718,666	854,017	291,740	500,918	52,842	19,149

	Six Months Ended June 30, 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$24,866	$14,222	$3,308	$5,499	$1,764	$73
Noninterest income
Fees and commissions:
Card income	2,821	2,465	48	265	43	—
Service charges	3,742	2,065	33	1,462	169	13
Investment and brokerage services	6,830	148	5,805	16	877	(16)
Investment banking fees	2,635	—	207	1,426	1,121	(119)
Total fees and commissions	16,028	4,678	6,093	3,169	2,210	(122)
Market making and similar activities	5,149	4	64	106	4,043	932
Other income (loss)	347	445	255	1,356	309	(2,018)
Total noninterest income (loss)	21,524	5,127	6,412	4,631	6,562	(1,208)
Total revenue, net of interest expense	46,390	19,349	9,720	10,130	8,326	(1,135)
Provision for credit losses	1,870	1,921	26	236	(18)	(295)
Noninterest expense	26,492	8,779	6,887	4,478	5,432	916
Income (loss) before income taxes	18,028	8,649	2,807	5,416	2,912	(1,756)
Income tax expense (benefit)	3,369	2,119	688	1,462	830	(1,730)
Net income (loss)	$14,659	$6,530	$2,119	$3,954	$2,082	$(26)

Average
Total loans and leases	$947,291	$294,339	$165,369	$371,326	$70,335	$45,922
Total assets (1)	2,380,127	774,417	293,464	435,803	674,791	201,652
Total deposits	1,367,700	702,074	257,868	355,866	31,246	20,646
Period end
Total loans and leases	$963,800	$300,411	$168,993	$376,948	$74,136	$43,312
Total assets (1)	2,395,892	787,036	287,903	440,352	674,987	205,614
Total deposits	1,375,093	714,289	251,835	358,902	29,961	20,106

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Net interest income	$12,853	$14,222	$5,991	$6,862	$6,905	$7,031	$7,116
Noninterest income:
Card income	2,163	2,465	1,053	1,110	1,330	1,289	1,268
Service charges	1,701	2,065	706	995	1,056	1,098	1,045
All other income	263	597	101	162	223	306	288
Total noninterest income	4,127	5,127	1,860	2,267	2,609	2,693	2,601
Total revenue, net of interest expense	16,980	19,349	7,851	9,129	9,514	9,724	9,717

Provision for credit losses	5,282	1,921	3,024	2,258	934	917	947

Noninterest expense	9,228	8,779	4,733	4,495	4,468	4,399	4,412
Income before income taxes	2,470	8,649	94	2,376	4,112	4,408	4,358
Income tax expense	605	2,119	23	582	1,007	1,080	1,068
Net income	$1,865	$6,530	$71	$1,794	$3,105	$3,328	$3,290

Net interest yield	3.19%	3.91%	2.85%	3.57%	3.65%	3.77%	3.87%
Return on average allocated capital (1)	10	36	1	19	33	36	36
Efficiency ratio	54.35	45.37	60.30	49.23	46.96	45.23	45.41

Balance Sheet
Average
Total loans and leases	$319,252	$294,339	$321,558	$316,946	$311,008	$303,832	$296,388
Total earning assets (2)	809,436	732,580	845,236	773,635	750,064	739,802	737,714
Total assets (2)	848,422	774,417	885,568	811,277	792,190	781,739	779,450
Total deposits	773,685	702,074	810,700	736,669	719,668	709,339	707,091
Allocated capital (1)	38,500	37,000	38,500	38,500	37,000	37,000	37,000

Period end
Total loans and leases	$325,105	$300,411	$325,105	$317,535	$317,409	$307,925	$300,411
Total earning assets (2)	890,244	744,253	890,244	800,143	760,174	747,279	744,253
Total assets (2)	929,193	787,036	929,193	837,522	804,093	788,814	787,036
Total deposits	854,017	714,289	854,017	762,387	730,745	715,778	714,289

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Average deposit balances
Checking	$420,562	$369,435	$446,445	$394,678	$384,256	$376,821	$373,912
Savings	52,482	51,492	55,607	49,358	49,048	50,013	51,688
MMS	255,361	241,751	263,703	247,018	242,147	239,941	241,050
CDs and IRAs	42,499	36,577	42,256	42,743	41,378	39,727	37,577
Other	2,781	2,819	2,689	2,872	2,839	2,837	2,864
Total average deposit balances	$773,685	$702,074	$810,700	$736,669	$719,668	$709,339	$707,091

Deposit spreads (excludes noninterest costs)
Checking	2.18%	2.32%	2.14%	2.22%	2.26%	2.31%	2.34%
Savings	2.42	2.54	2.39	2.45	2.47	2.53	2.55
MMS	1.92	2.47	1.68	2.19	2.25	2.46	2.50
CDs and IRAs	1.11	2.31	0.93	1.28	1.57	1.88	2.21
Other	1.52	2.69	1.18	1.88	2.11	2.42	2.68
Total deposit spreads	2.05	2.39	1.94	2.17	2.23	2.35	2.40

Consumer investment assets	$246,146	$219,732	$246,146	$212,227	$240,132	$223,199	$219,732

Active digital banking users (units in thousands) (1)	39,294	37,292	39,294	39,075	38,266	37,981	37,292
Active mobile banking users (units in thousands)	30,307	27,818	30,307	29,820	29,174	28,703	27,818
Financial centers	4,298	4,349	4,298	4,297	4,300	4,302	4,349
ATMs	16,862	16,561	16,862	16,855	16,788	16,626	16,561

Total credit card (2)
Loans
Average credit card outstandings	$90,331	$94,313	$86,191	$94,471	$94,951	$94,370	$93,627
Ending credit card outstandings	84,244	93,989	84,244	91,890	97,608	94,946	93,989
Credit quality
Net charge-offs	$1,435	$1,507	$665	$770	$724	$717	$762
	3.19%	3.22%	3.10%	3.28%	3.03%	3.01%	3.26%
30+ delinquency	$1,420	$1,838	$1,420	$1,900	$2,035	$1,937	$1,838
	1.69%	1.96%	1.69%	2.07%	2.09%	2.04%	1.96%
90+ delinquency	$782	$941	$782	$991	$1,042	$960	$941
	0.93%	1.00%	0.93%	1.08%	1.07%	1.01%	1.00%
Other total credit card indicators (2)
Gross interest yield	10.23%	10.78%	9.95%	10.49%	10.63%	10.85%	10.76%
Risk-adjusted margin	8.20	7.98	8.49	7.94	8.68	8.45	7.93
New accounts (in thousands)	1,504	2,102	449	1,055	1,046	1,172	1,068
Purchase volumes	$118,073	$133,039	$53,694	$64,379	$73,717	$71,096	$70,288

Debit card data
Purchase volumes	$178,219	$176,262	$89,631	$88,588	$93,468	$90,942	$91,232

Loan production (3)
Consumer Banking:
First mortgage	$27,930	$20,912	$15,049	$12,881	$14,645	$13,622	$12,757
Home equity	5,817	4,890	3,176	2,641	2,646	2,219	2,405
Total (4):
First mortgage	$42,062	$29,689	$23,124	$18,938	$22,114	$20,664	$18,229
Home equity	6,707	5,593	3,683	3,024	2,999	2,539	2,768

(1)	Active digital banking users represents mobile and/or online users.

(2)	In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.

(3)	Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2020			First Quarter 2020
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$5,991	$3,299	$2,692	$6,862	$3,948	$2,914
Noninterest income:
Card income	1,053	(4)	1,057	1,110	(8)	1,118
Service charges	706	705	1	995	995	—
All other income	101	62	39	162	97	65
Total noninterest income	1,860	763	1,097	2,267	1,084	1,183
Total revenue, net of interest expense	7,851	4,062	3,789	9,129	5,032	4,097

Provision for credit losses	3,024	154	2,870	2,258	115	2,143

Noninterest expense	4,733	2,868	1,865	4,495	2,725	1,770
Income (loss) before income taxes	94	1,040	(946)	2,376	2,192	184
Income tax expense (benefit)	23	255	(232)	582	537	45
Net income (loss)	$71	$785	$(714)	$1,794	$1,655	$139

Net interest yield	2.85%	1.66%	3.42%	3.57%	2.17%	3.76%
Return on average allocated capital (1)	1	26	(11)	19	55	2
Efficiency ratio	60.30	70.62	49.23	49.23	54.14	43.20

Balance Sheet
Average
Total loans and leases	$321,558	$5,314	$316,244	$316,946	$5,435	$311,511
Total earning assets (2)	845,236	801,391	316,622	773,635	731,928	312,127
Total assets (2)	885,568	837,367	320,978	811,277	764,117	317,580
Total deposits	810,700	804,418	6,282	736,669	731,277	5,392
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Period end
Total loans and leases	$325,105	$5,146	$319,959	$317,535	$5,466	$312,069
Total earning assets (2)	890,244	843,131	320,461	800,143	756,869	312,739
Total assets (2)	929,193	879,641	322,900	837,522	789,846	317,141
Total deposits	854,017	846,622	7,395	762,387	756,873	5,514

				Second Quarter 2019
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$7,116	$4,363	$2,753
Noninterest income:
Card income				1,268	(6)	1,274
Service charges				1,045	1,045	—
All other income				288	209	79
Total noninterest income				2,601	1,248	1,353
Total revenue, net of interest expense				9,717	5,611	4,106

Provision for credit losses				947	44	903

Noninterest expense				4,412	2,674	1,738
Income before income taxes				4,358	2,893	1,465
Income tax expense				1,068	709	359
Net income				$3,290	$2,184	$1,106

Net interest yield				3.87%	2.49%	3.79%
Return on average allocated capital (1)				36	73	18
Efficiency ratio				45.41	47.68	42.31

Balance Sheet
Average
Total loans and leases				$296,388	$5,333	$291,055
Total earning assets (2)				737,714	702,698	291,492
Total assets (2)				779,450	734,183	301,743
Total deposits				707,091	701,853	5,238
Allocated capital (1)				37,000	12,000	25,000

Period end
Total loans and leases				$300,411	$5,339	$295,072
Total earning assets (2)				744,253	708,417	295,561
Total assets (2)				787,036	740,558	306,203
Total deposits				714,289	708,228	6,061

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30
	2020			2019
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$12,853	$7,247	$5,606	$14,222	$8,670	$5,552
Noninterest income:
Card income	2,163	(12)	2,175	2,465	(13)	2,478
Service charges	1,701	1,700	1	2,065	2,064	1
All other income	263	159	104	597	442	155
Total noninterest income	4,127	1,847	2,280	5,127	2,493	2,634
Total revenue, net of interest expense	16,980	9,094	7,886	19,349	11,163	8,186

Provision for credit losses	5,282	269	5,013	1,921	90	1,831

Noninterest expense	9,228	5,593	3,635	8,779	5,329	3,450
Income (loss) before income taxes	2,470	3,232	(762)	8,649	5,744	2,905
Income tax expense (benefit)	605	792	(187)	2,119	1,407	712
Net income (loss)	$1,865	$2,440	$(575)	$6,530	$4,337	$2,193

Net interest yield	3.19%	1.90%	3.59%	3.91%	2.51%	3.87%
Return on average allocated capital (1)	10	41	(4)	36	73	18
Efficiency ratio	54.35	61.50	46.10	45.37	47.74	42.15

Balance Sheet
Average
Total loans and leases	$319,252	$5,374	$313,878	$294,339	$5,322	$289,017
Total earning assets (2)	809,436	766,660	314,375	732,580	697,921	289,387
Total assets (2)	848,422	800,742	319,279	774,417	729,397	299,748
Total deposits	773,685	767,848	5,837	702,074	697,071	5,003
Allocated capital (1)	38,500	12,000	26,500	37,000	12,000	25,000

Period end
Total loans and leases	$325,105	$5,146	$319,959	$300,411	$5,339	$295,072
Total earning assets (2)	890,244	843,131	320,461	744,253	708,417	295,561
Total assets (2)	929,193	879,641	322,900	787,036	740,558	306,203
Total deposits	854,017	846,622	7,395	714,289	708,228	6,061

For footnotes, see page 16.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Net interest income	$2,949	$3,308	$1,378	$1,571	$1,587	$1,609	$1,624
Noninterest income:
Investment and brokerage services	5,976	5,805	2,854	3,122	3,065	3,001	2,962
All other income	436	607	193	243	261	294	314
Total noninterest income	6,412	6,412	3,047	3,365	3,326	3,295	3,276
Total revenue, net of interest expense	9,361	9,720	4,425	4,936	4,913	4,904	4,900

Provision for credit losses	325	26	136	189	19	37	21

Noninterest expense	7,063	6,887	3,463	3,600	3,523	3,414	3,454
Income before income taxes	1,973	2,807	826	1,147	1,371	1,453	1,425
Income tax expense	483	688	202	281	336	356	349
Net income	$1,490	$2,119	$624	$866	$1,035	$1,097	$1,076

Net interest yield	1.96%	2.37%	1.76%	2.17%	2.25%	2.30%	2.35%
Return on average allocated capital (1)	20	30	17	23	28	30	30
Efficiency ratio	75.45	70.86	78.25	72.94	71.71	69.61	70.47

Balance Sheet
Average
Total loans and leases	$180,395	$165,369	$182,150	$178,639	$174,374	$170,414	$166,324
Total earning assets (2)	303,089	281,025	315,258	290,919	279,374	277,343	277,038
Total assets (2)	315,383	293,464	327,594	303,173	291,723	289,460	289,835
Total deposits	275,260	257,868	287,109	263,411	255,912	254,460	253,940
Allocated capital (1)	15,000	14,500	15,000	15,000	14,500	14,500	14,500

Period end
Total loans and leases	$184,293	$168,993	$184,293	$181,492	$176,600	$172,677	$168,993
Total earning assets (2)	321,846	275,365	321,846	311,124	287,201	275,872	275,365
Total assets (2)	334,190	287,903	334,190	323,866	299,770	288,332	287,903
Total deposits	291,740	251,835	291,740	282,395	263,113	252,478	251,835

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Revenue by Business
Merrill Lynch Global Wealth Management	$7,698	$8,012	$3,625	$4,073	$4,046	$4,053	$4,047
Bank of America Private Bank	1,663	1,708	800	863	867	851	853
Total revenue, net of interest expense	$9,361	$9,720	$4,425	$4,936	$4,913	$4,904	$4,900

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,449,305	$2,440,710	$2,449,305	$2,215,531	$2,558,102	$2,443,614	$2,440,710
Bank of America Private Bank	478,521	458,081	478,521	443,080	489,690	462,347	458,081
Total client balances	$2,927,826	$2,898,791	$2,927,826	$2,658,611	$3,047,792	$2,905,961	$2,898,791

Client Balances by Type, at period end
Assets under management (1)	$1,219,748	$1,203,783	$1,219,748	$1,092,482	$1,275,555	$1,212,120	$1,203,783
Brokerage and other assets	1,282,044	1,314,457	1,282,044	1,155,461	1,372,733	1,305,926	1,314,457
Deposits	291,740	251,818	291,740	282,395	263,103	252,466	251,818
Loans and leases (2)	187,004	172,265	187,004	184,011	179,296	175,579	172,265
Less: Managed deposits in assets under management	(52,710)	(43,532)	(52,710)	(55,738)	(42,895)	(40,130)	(43,532)
Total client balances	$2,927,826	$2,898,791	$2,927,826	$2,658,611	$3,047,792	$2,905,961	$2,898,791

Assets Under Management Rollforward
Assets under management, beginning balance	$1,275,555	$1,072,234	$1,092,482	$1,275,555	$1,212,120	$1,203,783	$1,169,713
Net client flows	10,608	11,192	3,573	7,035	8,144	5,529	5,274
Market valuation/other	(66,415)	120,357	123,693	(190,108)	55,291	2,808	28,796
Total assets under management, ending balance	$1,219,748	$1,203,783	$1,219,748	$1,092,482	$1,275,555	$1,212,120	$1,203,783

Associates, at period end
Number of financial advisors	17,888	17,508	17,888	17,646	17,458	17,657	17,508
Total wealth advisors, including financial advisors	19,851	19,512	19,851	19,628	19,440	19,672	19,512
Total primary sales professionals, including financial advisors and wealth advisors	21,198	20,611	21,198	20,851	20,586	20,775	20,611

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (in thousands)	$1,103	$1,061	$1,069	$1,138	$1,108	$1,096	$1,082

Bank of America Private Bank Metric, at period end
Primary sales professionals	1,781	1,808	1,781	1,778	1,766	1,811	1,808

(1)	Defined as managed assets under advisory and/or discretion of GWIM.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Net interest income	$4,975	$5,499	$2,363	$2,612	$2,559	$2,617	$2,709
Noninterest income:
Service charges	1,533	1,462	737	796	790	763	749
Investment banking fees	1,942	1,426	1,181	761	809	902	717
All other income	1,241	1,743	810	431	983	930	800
Total noninterest income	4,716	4,631	2,728	1,988	2,582	2,595	2,266
Total revenue, net of interest expense	9,691	10,130	5,091	4,600	5,141	5,212	4,975

Provision for credit losses	3,966	236	1,873	2,093	58	120	125

Noninterest expense	4,544	4,478	2,223	2,321	2,320	2,219	2,211
Income before income taxes	1,181	5,416	995	186	2,763	2,873	2,639
Income tax expense	319	1,462	269	50	746	776	713
Net income	$862	$3,954	$726	$136	$2,017	$2,097	$1,926

Net interest yield	2.15%	2.91%	1.82%	2.57%	2.51%	2.69%	2.80%
Return on average allocated capital (1)	4	19	7	1	20	20	19
Efficiency ratio	46.89	44.20	43.68	50.44	45.11	42.58	44.45

Balance Sheet
Average
Total loans and leases	$405,054	$371,326	$423,625	$386,483	$377,359	$377,109	$372,531
Total earning assets (2)	465,491	381,111	521,930	409,052	404,299	385,999	387,819
Total assets (2)	522,016	435,803	578,106	465,926	459,444	441,186	442,591
Total deposits	438,145	355,866	493,918	382,373	378,510	360,457	362,619
Allocated capital (1)	42,500	41,000	42,500	42,500	41,000	41,000	41,000

Period end
Total loans and leases	$390,108	$376,948	$390,108	$437,122	$379,268	$377,658	$376,948
Total earning assets (2)	531,649	384,884	531,649	505,451	407,180	397,589	384,884
Total assets (2)	586,078	440,352	586,078	562,529	464,032	452,642	440,352
Total deposits	500,918	358,902	500,918	477,108	383,180	371,887	358,902

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Investment Banking fees (1)
Advisory (2)	$592	$557	$345	$247	$352	$427	$254
Debt issuance	927	651	503	424	341	356	324
Equity issuance	423	218	333	90	116	119	139
Total Investment Banking fees (3)	$1,942	$1,426	$1,181	$761	$809	$902	$717

Business Lending
Corporate	$1,867	$1,968	$916	$951	$1,002	$1,024	$923
Commercial	1,862	2,080	881	981	1,032	1,020	1,046
Business Banking	148	184	66	82	88	91	90
Total Business Lending revenue	$3,877	$4,232	$1,863	$2,014	$2,122	$2,135	$2,059

Global Transaction Services
Corporate	$1,656	$2,012	$785	$871	$1,015	$967	$1,005
Commercial	1,687	1,780	809	878	857	862	889
Business Banking	473	533	217	256	264	267	267
Total Global Transaction Services revenue	$3,816	$4,325	$1,811	$2,005	$2,136	$2,096	$2,161

Average deposit balances
Interest-bearing	$224,630	$185,307	$242,408	$206,851	$209,343	$197,801	$195,575
Noninterest-bearing	213,515	170,559	251,510	175,522	169,167	162,656	167,044
Total average deposits	$438,145	$355,866	$493,918	$382,373	$378,510	$360,457	$362,619

Loan spread	1.38%	1.43%	1.37%	1.40%	1.37%	1.41%	1.41%

Provision for credit losses	$3,966	$236	$1,873	$2,093	$58	$120	$125

Credit quality (4, 5)
Reservable criticized utilized exposure	$22,900	$10,260	$22,900	$15,187	$9,996	$10,346	$10,260
	5.62%	2.59%	5.62%	3.34%	2.51%	2.61%	2.59%

Nonperforming loans, leases and foreclosed properties	$2,035	$1,088	$2,035	$1,700	$1,333	$1,208	$1,088
	0.53%	0.29%	0.53%	0.39%	0.36%	0.32%	0.29%

Average loans and leases by product
U.S. commercial	$236,808	$215,294	$252,649	$220,967	$217,326	$219,324	$215,941
Non-U.S. commercial	94,634	83,468	96,742	92,526	87,872	86,016	84,263
Commercial real estate	53,974	50,763	54,938	53,009	51,761	51,069	51,006
Commercial lease financing	19,637	21,800	19,293	19,980	20,399	20,700	21,320
Other	1	1	3	1	1	—	1
Total average loans and leases	$405,054	$371,326	$423,625	$386,483	$377,359	$377,109	$372,531

Total Corporation Investment Banking fees
Advisory (2)	$675	$631	$406	$269	$377	$452	$288
Debt issuance	1,985	1,494	1,058	927	797	816	746
Equity issuance	1,023	629	740	283	322	308	395
Total investment banking fees including self-led deals	3,683	2,754	2,204	1,479	1,496	1,576	1,429
Self-led deals	(136)	(119)	(45)	(91)	(22)	(43)	(58)
Total Investment Banking fees	$3,547	$2,635	$2,159	$1,388	$1,474	$1,533	$1,371

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Net interest income	$2,450	$1,764	$1,297	$1,153	$1,135	$1,016	$811
Noninterest income:
Investment and brokerage services	1,048	877	481	567	442	419	433
Investment banking fees	1,542	1,121	940	602	581	585	585
Market making and similar activities	5,334	4,043	2,361	2,973	1,441	1,580	1,961
All other income	201	521	270	(69)	(174)	263	354
Total noninterest income	8,125	6,562	4,052	4,073	2,290	2,847	3,333
Total revenue, net of interest expense (1)	10,575	8,326	5,349	5,226	3,425	3,863	4,144

Provision for credit losses	212	(18)	105	107	9	—	5

Noninterest expense	5,494	5,432	2,682	2,812	2,613	2,677	2,675
Income before income taxes	4,869	2,912	2,562	2,307	803	1,186	1,464
Income tax expense	1,266	830	666	600	229	338	417
Net income	$3,603	$2,082	$1,896	$1,707	$574	$848	$1,047

Return on average allocated capital (2)	20%	12%	21%	19%	7%	10%	12%
Efficiency ratio	51.96	65.23	50.15	53.81	76.29	69.31	64.55

Balance Sheet
Average
Total trading-related assets	$485,054	$485,315	$466,990	$503,119	$489,260	$498,796	$496,206
Total loans and leases	72,896	70,335	74,131	71,660	73,044	71,589	70,587
Total earning assets	490,132	473,242	478,648	501,616	481,401	476,919	474,061
Total assets	688,062	674,791	663,072	713,051	680,071	687,398	685,413
Total deposits	39,203	31,246	45,083	33,323	32,866	30,155	31,128
Allocated capital (2)	36,000	35,000	36,000	36,000	35,000	35,000	35,000

Period end
Total trading-related assets	$468,309	$487,097	$468,309	$439,684	$452,499	$497,212	$487,097
Total loans and leases	74,342	74,136	74,342	78,591	72,993	74,979	74,136
Total earning assets	462,184	475,836	462,184	465,632	471,701	478,303	475,836
Total assets	652,068	674,987	652,068	654,939	641,809	689,029	674,987
Total deposits	52,842	29,961	52,842	38,536	34,676	30,885	29,961

Trading-related assets (average)
Trading account securities	$236,704	$238,399	$216,157	$257,254	$247,097	$261,182	$251,402
Reverse repurchases	110,291	120,228	104,883	115,698	116,280	110,907	117,730
Securities borrowed	89,860	83,856	96,448	83,271	84,533	80,641	83,374
Derivative assets	48,199	42,832	49,502	46,896	41,350	46,066	43,700
Total trading-related assets	$485,054	$485,315	$466,990	$503,119	$489,260	$498,796	$496,206

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$5,886	$4,379	$2,941	$2,945	$1,754	$2,056	$2,098
Equities	2,900	2,326	1,210	1,690	1,015	1,152	1,144
Total sales and trading revenue	$8,786	$6,705	$4,151	$4,635	$2,769	$3,208	$3,242

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$5,857	$4,488	$3,186	$2,671	$1,835	$2,074	$2,128
Equities	2,890	2,338	1,226	1,664	1,020	1,149	1,145
Total sales and trading revenue, excluding net debit valuation adjustment	$8,747	$6,826	$4,412	$4,335	$2,855	$3,223	$3,273

Sales and trading revenue breakdown
Net interest income	$2,182	$1,415	$1,158	$1,024	$1,008	$886	$665
Commissions	1,027	856	470	557	432	410	423
Trading	5,333	4,041	2,360	2,973	1,441	1,580	1,960
Other	244	393	163	81	(112)	332	194
Total sales and trading revenue	$8,786	$6,705	$4,151	$4,635	$2,769	$3,208	$3,242

(1)
Includes Global Banking sales and trading revenue of $294 million and $246 million for the six months ended June 30, 2020 and 2019, and $67 million and $227 million for the second and first quarters of 2020, and $139 million, $152 million and $130 million for the fourth, third and second quarters of 2019, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019
Net interest income	$23	$73	$(53)	$76	$99	$62	$78
Noninterest income (loss)	(1,265)	(1,208)	(209)	(1,056)	(598)	(810)	(581)
Total revenue, net of interest expense	(1,242)	(1,135)	(262)	(980)	(499)	(748)	(503)

Provision for credit losses	93	(295)	(21)	114	(79)	(295)	(241)

Noninterest expense	556	916	309	247	315	2,460	516
Loss before income taxes	(1,891)	(1,756)	(550)	(1,341)	(735)	(2,913)	(778)
Income tax expense (benefit)	(1,614)	(1,730)	(766)	(848)	(998)	(1,320)	(787)
Net income (loss)	$(277)	$(26)	$216	$(493)	$263	$(1,593)	$9

Balance Sheet
Average
Total loans and leases	$33,238	$45,922	$29,923	$36,555	$38,201	$41,789	$44,695
Total assets (2)	225,674	201,652	249,846	201,501	226,577	212,440	201,762
Total deposits	22,473	20,646	21,387	23,560	23,483	20,641	20,672

Period end
Total loans and leases	$25,096	$43,312	$25,096	$36,045	$37,156	$39,671	$43,312
Total assets (3)	240,159	205,614	240,159	241,098	224,375	207,513	205,614
Total deposits	19,149	20,106	19,149	22,899	23,089	21,808	20,106

(1)
All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $656.5 billion and $543.0 billion for the six months ended June 30, 2020 and 2019, $740.7 billion and $572.2 billion for the second and first quarters of 2020, and $554.2 billion, $536.8 billion and $549.5 billion for the fourth, third and second quarters of 2019, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $829.1 billion, $665.8 billion, $565.4 billion, $546.5 billion and $543.9 billion at June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2020	March 31 2020	June 30 2019
Consumer
Residential mortgage	$239,500	$243,545	$219,929
Home equity	38,396	39,567	44,134
Credit card	84,244	91,890	93,989
Direct/Indirect consumer (1)	88,628	90,246	90,850
Other consumer (2)	120	150	174
Total consumer loans excluding loans accounted for under the fair value option	450,888	465,398	449,076
Consumer loans accounted for under the fair value option (3)	684	556	658
Total consumer	451,572	465,954	449,734

Commercial
U.S. commercial	313,938	358,504	305,695
Non-U.S. commercial	103,684	116,612	104,173
Commercial real estate (4)	64,095	66,654	61,659
Commercial lease financing	18,200	19,180	20,384
	499,917	560,950	491,911
U.S. small business commercial (5)	38,963	15,421	14,950
Total commercial loans excluding loans accounted for under the fair value option	538,880	576,371	506,861
Commercial loans accounted for under the fair value option (3)	8,492	8,460	7,205
Total commercial	547,372	584,831	514,066
Total loans and leases	$998,944	$1,050,785	$963,800

(1)
Includes primarily auto and specialty lending loans and leases of $48.4 billion, $50.0 billion and $50.3 billion, U.S. securities-based lending loans of $36.6 billion, $36.4 billion and $36.5 billion and non-U.S. consumer loans of $2.8 billion, $3.0 billion and $2.9 billion at June 30, 2020, March 31, 2020 and June 30, 2019, respectively.

(2)	Substantially all of other consumer is consumer overdrafts.

(3)
Consumer loans accounted for under the fair value option includes residential mortgage loans of $330 million, $231 million and $300 million and home equity loans of $354 million, $325 million and $358 million at June 30, 2020, March 31, 2020 and June 30, 2019, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $5.1 billion, $5.1 billion and $3.9 billion and non-U.S. commercial loans of $3.4 billion, $3.4 billion and $3.3 billion at June 30, 2020, March 31, 2020 and June 30, 2019, respectively.

(4)
Includes U.S. commercial real estate loans of $60.6 billion, $62.9 billion and $57.0 billion and non-U.S. commercial real estate loans of $3.5 billion, $3.8 billion and $4.6 billion at June 30, 2020, March 31, 2020 and June 30, 2019, respectively.

(5)	Includes card-related products.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$241,486	$127,380	$88,718	$3	$—	$25,385
Home equity	39,308	31,220	3,160	—	304	4,624
Credit card	86,191	83,890	2,301	—	—	—
Direct/Indirect and other consumer	88,962	49,390	39,569	—	—	3
Total consumer	455,947	291,880	133,748	3	304	30,012

Commercial
U.S. commercial	374,965	29,662	43,244	252,649	49,184	226
Non-U.S. commercial	116,040	—	675	96,742	18,520	103
Commercial real estate	65,515	16	4,482	54,938	6,069	10
Commercial lease financing	18,920	—	1	19,293	54	(428)
Total commercial	575,440	29,678	48,402	423,622	73,827	(89)
Total loans and leases	$1,031,387	$321,558	$182,150	$423,625	$74,131	$29,923

	First Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$239,994	$121,718	$86,375	$1	$—	$31,900
Home equity	40,040	31,712	3,129	—	308	4,891
Credit card	94,471	91,709	2,762	—	—	—
Direct/Indirect and other consumer	90,954	50,752	40,198	—	—	4
Total consumer	465,459	295,891	132,464	1	308	36,795

Commercial
U.S. commercial	330,420	21,040	41,085	220,967	47,176	152
Non-U.S. commercial	111,388	—	800	92,526	18,038	24
Commercial real estate	63,418	15	4,288	53,009	6,097	9
Commercial lease financing	19,598	—	2	19,980	41	(425)
Total commercial	524,824	21,055	46,175	386,482	71,352	(240)
Total loans and leases	$990,283	$316,946	$178,639	$386,483	$71,660	$36,555

	Second Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$215,822	$99,946	$78,334	$—	$—	$37,542
Home equity	45,944	34,801	3,460	—	356	7,327
Credit card	93,627	90,881	2,745	—	—	1
Direct/Indirect and other consumer	90,453	50,600	39,847	1	—	5
Total consumer	445,846	276,228	124,386	1	356	44,875

Commercial
U.S. commercial	318,243	20,146	38,165	215,941	43,775	216
Non-U.S. commercial	103,844	—	97	84,263	19,382	102
Commercial real estate	61,778	14	3,673	51,006	7,074	11
Commercial lease financing	20,814	—	3	21,320	—	(509)
Total commercial	504,679	20,160	41,938	372,530	70,231	(180)
Total loans and leases	$950,525	$296,388	$166,324	$372,531	$70,587	$44,695

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2020	March 31 2020	June 30 2019	June 30 2020	March 31 2020	June 30 2019
Asset managers and funds	$64,237	$75,625	$70,150	$100,773	$111,531	$107,959
Real estate (5)	74,181	75,958	66,905	96,124	95,783	89,728
Capital goods	47,711	48,272	39,594	85,715	85,525	75,129
Finance companies	40,661	46,089	39,104	63,767	66,609	62,902
Healthcare equipment and services	39,716	40,695	35,420	63,759	58,691	57,097
Government and public education	43,787	45,171	42,430	55,972	56,296	54,391
Materials	28,771	30,712	27,850	52,417	53,332	52,257
Retailing	29,564	33,505	26,496	49,813	49,501	47,936
Consumer services	34,245	34,753	25,754	48,300	46,304	47,216
Food, beverage and tobacco	24,633	28,039	25,379	46,159	47,770	45,580
Commercial services and supplies	24,686	25,572	22,179	38,147	36,774	37,784
Energy	16,954	18,328	14,953	37,386	38,041	37,377
Transportation	26,309	28,160	24,803	35,473	36,476	34,517
Utilities	13,310	14,505	12,140	29,978	31,710	31,253
Individuals and trusts	20,460	20,052	18,880	28,364	28,657	25,752
Global commercial banks	25,096	31,316	28,446	27,507	33,510	31,398
Media	14,457	13,604	12,066	26,396	24,512	24,826
Technology hardware and equipment	10,280	12,837	9,405	22,485	23,799	21,707
Consumer durables and apparel	10,931	12,648	10,284	21,061	20,541	19,966
Software and services	11,721	11,337	10,401	20,963	19,817	19,658
Vehicle dealers	15,369	18,315	17,674	19,798	21,196	20,848
Automobiles and components	12,417	11,846	7,764	18,609	17,289	15,034
Pharmaceuticals and biotechnology	6,790	6,285	6,135	17,565	19,554	16,521
Insurance	6,791	7,890	6,148	14,227	15,271	13,231
Telecommunication services	7,939	10,082	8,913	13,581	15,919	15,318
Food and staples retailing	6,383	6,797	5,850	10,628	10,667	9,768
Financial markets infrastructure (clearinghouses)	4,852	7,117	9,670	7,330	9,534	11,390
Religious and social organizations	5,404	4,372	3,976	7,240	6,135	5,914
Total commercial credit exposure by industry	$667,655	$719,882	$628,769	$1,059,537	$1,080,744	$1,032,457

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $42.2 billion, $53.3 billion and $33.9 billion at June 30, 2020, March 31, 2020 and June 30, 2019, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $32.2 billion, $35.7 billion and $33.1 billion, which consists primarily of other marketable securities, at June 30, 2020, March 31, 2020 and June 30, 2019, respectively.

(2)
Total utilized and total committed exposure includes loans of $8.5 billion, $8.5 billion and $7.2 billion and issued letters of credit with a notional amount of $152 million, $156 million and $107 million accounted for under the fair value option at June 30, 2020, March 31, 2020 and June 30, 2019, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $2.6 billion, $3.6 billion and $4.5 billion at June 30, 2020, March 31, 2020 and June 30, 2019, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

(6)	June 30, 2020 includes $25.1 billion of funded Paycheck Protection Program loan exposure across impacted industries.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at June 30 2020	Hedges and Credit Default Protection (3)	Net Country Exposure at June 30 2020 (4)	Increase (Decrease) from March 31 2020
United Kingdom	$36,255	$15,413	$7,702	$3,135	$62,505	$(1,507)	$60,998	$(806)
Germany	37,059	7,595	3,766	3,639	52,059	(2,445)	49,614	4,680
Japan	19,106	964	1,902	3,729	25,701	(1,041)	24,660	(181)
France	10,206	7,606	996	3,491	22,299	(1,420)	20,879	(854)
Canada	8,924	8,260	1,557	2,093	20,834	(541)	20,293	(1,395)
China	11,371	291	1,030	625	13,317	(538)	12,779	(2,067)
Australia	6,751	3,758	504	2,110	13,123	(387)	12,736	324
Netherlands	6,339	3,031	628	2,065	12,063	(518)	11,545	1,666
Brazil	7,307	125	196	4,025	11,653	(356)	11,297	(11)
India	6,561	150	392	2,984	10,087	(205)	9,882	(2,219)
Switzerland	5,939	2,826	207	508	9,480	(313)	9,167	379
South Korea	5,464	858	379	2,045	8,746	(169)	8,577	259
Singapore	3,907	237	393	2,930	7,467	(63)	7,404	(514)
Hong Kong	4,870	459	344	1,133	6,806	(43)	6,763	(1,803)
Mexico	4,500	1,077	260	1,247	7,084	(441)	6,643	448
Belgium	4,178	1,229	451	810	6,668	(267)	6,401	(1,286)
Italy	2,702	1,226	534	2,573	7,035	(1,019)	6,016	1,422
Spain	3,253	1,078	231	1,007	5,569	(308)	5,261	406
Ireland	3,425	780	114	311	4,630	(10)	4,620	178
United Arab Emirates	3,119	159	183	77	3,538	(41)	3,497	(238)
Total top 20 non-U.S. countries exposure	$191,236	$57,122	$21,769	$40,537	$310,664	$(11,632)	$299,032	$(1,612)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2020	March 31 2020	December 31 2019	September 30 2019	June 30 2019
Residential mortgage	$1,552	$1,580	$1,470	$1,551	$1,744
Home equity	594	578	536	585	1,203
Direct/Indirect consumer	45	46	47	53	80
Total consumer	2,191	2,204	2,053	2,189	3,027
U.S. commercial	1,247	1,240	1,094	966	820
Non-U.S. commercial	387	90	43	51	122
Commercial real estate	474	408	280	185	112
Commercial lease financing	17	44	32	35	55
	2,125	1,782	1,449	1,237	1,109
U.S. small business commercial	77	70	50	50	51
Total commercial	2,202	1,852	1,499	1,287	1,160
Total nonperforming loans and leases	4,393	4,056	3,552	3,476	4,187
Foreclosed properties (1)	218	275	285	247	265
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$4,611	$4,331	$3,837	$3,723	$4,452

Fully-insured home loans past due 30 days or more and still accruing	$1,153	$1,598	$1,811	$1,919	$2,155
Consumer credit card past due 30 days or more and still accruing	1,420	1,900	2,035	1,937	1,838
Other loans past due 30 days or more and still accruing	2,980	3,904	3,746	3,286	2,864
Total loans past due 30 days or more and still accruing (3, 5, 6)	$5,553	$7,402	$7,592	$7,142	$6,857

Fully-insured home loans past due 90 days or more and still accruing	$854	$951	$1,088	$1,203	$1,364
Consumer credit card past due 90 days or more and still accruing	782	991	1,042	960	941
Other loans past due 90 days or more and still accruing	579	384	283	496	268
Total loans past due 90 days or more and still accruing (3, 5, 6)	$2,215	$2,326	$2,413	$2,659	$2,573

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.17%	0.17%	0.16%	0.15%	0.19%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.47	0.42	0.39	0.39	0.47
Nonperforming loans and leases/Total loans and leases (7)	0.44	0.39	0.36	0.36	0.44

Commercial reservable criticized utilized exposure (8)	$25,950	$17,400	$11,452	$11,835	$11,834
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	4.51%	2.84%	2.09%	2.17%	2.19%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	4.34	2.65	2.00	2.02	2.04

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $124 million, $224 million, $260 million, $275 million and $294 million at June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
For periods prior to 2020, balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
Balances do not include nonperforming loans held-for-sale of $151 million, $223 million, $239 million, $237 million and $278 million and nonperforming loans accounted for under the fair value option of $79 million, $6 million, $6 million, $7 million and $10 million at June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively.

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $209 million, $354 million, $21 million, $44 million and $3 million at June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively, and loans held-for-sale past due 90 days or more and still accruing of $5 million, $0, $11 million, $3 million and $0 at June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively. At June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, there were $18 million, $52 million, $6 million, $9 million and $9 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $9.2 billion, $9.0 billion, $8.3 billion, $7.7 billion and $7.9 billion at June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,204	$2,053	$2,189	$3,027	$3,578
Additions	354	477	291	335	390
Reductions:
Paydowns and payoffs	(84)	(106)	(121)	(197)	(195)
Sales	(25)	(6)	(109)	(748)	(502)
Returns to performing status (2)	(233)	(165)	(143)	(185)	(189)
Charge-offs (3)	(22)	(27)	(31)	(23)	(29)
Transfers to foreclosed properties	(3)	(22)	(23)	(20)	(26)
Total net reductions to nonperforming loans and leases	(13)	151	(136)	(838)	(551)
Total nonperforming consumer loans and leases, end of period	2,191	2,204	2,053	2,189	3,027
Foreclosed properties	169	226	229	188	205
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,360	$2,430	$2,282	$2,377	$3,232

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,852	$1,499	$1,287	$1,160	$1,272
Additions	889	781	527	492	389
Reductions:
Paydowns	(177)	(212)	(169)	(161)	(210)
Sales	(10)	(16)	(22)	(33)	(117)
Return to performing status (5)	(8)	(16)	(15)	(48)	(23)
Charge-offs	(344)	(184)	(107)	(123)	(151)
Transfers to foreclosed properties	—	—	(2)	—	—
Total net additions (reductions) to nonperforming loans and leases	350	353	212	127	(112)
Total nonperforming commercial loans and leases, end of period	2,202	1,852	1,499	1,287	1,160
Foreclosed properties	49	49	56	59	60
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,251	$1,901	$1,555	$1,346	$1,220

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 29.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Second Quarter 2020		First Quarter 2020		Fourth Quarter 2019		Third Quarter 2019		Second Quarter 2019
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(20)	(0.03)%	$(1)	—%	$4	0.01%	$(38)	(0.07)%	$3	0.01%
Home equity (3)	(14)	(0.14)	(11)	(0.11)	(12)	(0.12)	(202)	(1.85)	(155)	(1.36)
Credit card	665	3.10	770	3.28	724	3.03	717	3.01	762	3.26
Direct/Indirect consumer	26	0.12	40	0.18	39	0.17	76	0.33	40	0.18
Other consumer	77	n/m	74	n/m	83	n/m	69	n/m	41	n/m
Total consumer	734	0.65	872	0.75	838	0.72	622	0.55	691	0.62
U.S. commercial	219	0.26	163	0.21	54	0.07	53	0.07	66	0.09
Non-U.S. commercial	32	0.12	1	—	(31)	(0.12)	67	0.26	48	0.19
Total commercial and industrial	251	0.22	164	0.16	23	0.02	120	0.12	114	0.11
Commercial real estate	57	0.35	6	0.04	21	0.13	(1)	—	4	0.02
Commercial lease financing	31	0.66	5	0.10	7	0.13	1	0.02	13	0.26
	339	0.25	175	0.14	51	0.04	120	0.10	131	0.11
U.S. small business commercial	73	0.96	75	1.95	70	1.83	69	1.83	65	1.76
Total commercial	412	0.29	250	0.19	121	0.09	189	0.15	196	0.16
Total net charge-offs	$1,146	0.45	$1,122	0.46	$959	0.39	$811	0.34	$887	0.38

By Business Segment and All Other
Consumer Banking	$843	1.05%	$963	1.22%	$924	1.18%	$905	1.18%	$915	1.24%
Global Wealth & Investment Management	9	0.02	9	0.02	17	0.04	39	0.09	12	0.03
Global Banking	330	0.32	160	0.17	40	0.04	116	0.12	129	0.14
Global Markets	—	—	7	0.04	9	0.05	—	—	—	—
All Other	(36)	(0.49)	(17)	(0.19)	(31)	(0.32)	(249)	(2.43)	(169)	(1.54)
Total net charge-offs	$1,146	0.45	$1,122	0.46	$959	0.39	$811	0.34	$887	0.38

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)
Includes loan sale net charge-offs (recoveries) of $(16) million and $0 for the second and first quarters of 2020, and $2 million, $(25) million and $0 for the fourth, third and second quarters of 2019, respectively.

(3)
Includes loan sale net charge-offs (recoveries) of $0 and $0 for the second and first quarters of 2020, and $9 million, $(173) million and $(118) million for the fourth, third and second quarters of 2019, respectively.

n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Six Months Ended June 30
	2020		2019
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(21)	(0.02)%	$(13)	(0.01)%
Home equity (3)	(25)	(0.13)	(144)	(0.62)
Credit card	1,435	3.19	1,507	3.22
Direct/Indirect consumer	66	0.15	94	0.21
Other consumer	151	n/m	82	n/m
Total consumer	1,606	0.70	1,526	0.69
U.S. commercial	382	0.24	149	0.10
Non-U.S. commercial	33	0.06	48	0.10
Total commercial and industrial	415	0.19	197	0.10
Commercial real estate	63	0.20	9	0.03
Commercial lease financing	36	0.38	13	0.13
	514	0.20	219	0.09
U.S. small business commercial	148	1.29	133	1.83
Total commercial	662	0.25	352	0.14
Total net charge-offs	$2,268	0.46	$1,878	0.40

By Business Segment and All Other
Consumer Banking	$1,806	1.14%	$1,840	1.26%
Global Wealth & Investment Management	18	0.02	24	0.03
Global Banking	490	0.25	211	0.12
Global Markets	7	0.02	—	—
All Other	(53)	(0.33)	(197)	(0.88)
Total net charge-offs	$2,268	0.46	$1,878	0.40

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Includes loan sale net charge-offs (recoveries) of $(16) million and $(10) million for the six months ended June 30, 2020 and 2019.

(3)	Includes loan sale net recoveries of $0 and $94 million for the six months ended June 30, 2020 and 2019.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2020		March 31, 2020		January 1, 2020		June 30, 2019
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$439	0.18%	$430	0.18%	$212	0.09%	$358	0.16%
Home equity	394	1.03	378	0.96	228	0.57	361	0.82
Credit card	9,247	10.98	7,583	8.25	6,809	6.98	3,706	3.94
Direct/Indirect consumer	800	0.90	623	0.69	566	0.62	233	0.26
Other consumer	75	n/m	52	n/m	55	n/m	31	n/m
Total consumer	10,955	2.43	9,066	1.95	7,870	1.69	4,689	1.04
U.S. commercial (3)	4,788	1.36	4,135	1.11	2,723	0.84	2,989	0.93
Non-U.S.commercial	1,321	1.27	1,041	0.89	668	0.64	708	0.68
Commercial real estate	2,235	3.49	1,439	2.16	1,036	1.65	972	1.58
Commercial lease financing	90	0.50	85	0.45	61	0.31	169	0.83
Total commercial	8,434	1.57	6,700	1.16	4,488	0.88	4,838	0.95
Allowance for loan and lease losses	19,389	1.96	15,766	1.51	12,358	1.27	9,527	1.00
Reserve for unfunded lending commitments	1,702		1,360		1,123		806
Allowance for credit losses	$21,091		$17,126		$13,481		$10,333

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.96%		1.51%		1.27%		1.00%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		441		389		331		228
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		4.21		3.49		n/m		2.68

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $330 million, $231 million, $257 million and $300 million and home equity loans of $354 million, $325 million, $337 million and $358 million at June 30, 2020, March 31, 2020, January 1, 2020 and June 30, 2019, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $5.1 billion, $5.1 billion, $5.1 billion and $3.9 billion and non-U.S. commercial loans of $3.4 billion, $3.4 billion, $3.2 billion and $3.3 billion at June 30, 2020, March 31, 2020, January 1, 2020 and June 30, 2019, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $9.2 billion, $9.0 billion, $8.9 billion and $7.9 billion at June 30, 2020, March 31, 2020, January 1, 2020 and June 30, 2019, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.4 billion, $1.1 billion, $831 million and $498 million at June 30, 2020, March 31, 2020, January 1, 2020 and June 30, 2019, respectively.

(4)
Allowance for loan and lease losses includes $10.5 billion, $8.6 billion, $7.5 billion and $4.1 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at June 30, 2020, March 31, 2020, January 1, 2020 and June 30, 2019, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 202 percent, 178 percent, 129 percent and 129 percent at June 30, 2020, March 31, 2020, January 1, 2020 and June 30, 2019, respectively.

n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	33

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the six months ended June 30, 2020 and 2019 and the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2020	First Quarter 2020	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019
	2020	2019

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$8,330	$17,726	$3,799	$4,531	$8,169	$6,859	$8,959
Provision for credit losses	9,878	1,870	5,117	4,761	941	779	857
Pretax, pre-provision income	$18,208	$19,596	$8,916	$9,292	$9,110	$7,638	$9,816

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$265,425	$267,101	$266,316	$264,534	$266,900	$270,430	$267,975
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,648)	(1,750)	(1,640)	(1,655)	(1,678)	(1,707)	(1,736)
Related deferred tax liabilities	759	805	790	728	730	752	770
Tangible shareholders’ equity	$195,585	$197,205	$196,515	$194,656	$197,001	$200,524	$198,058
Preferred stock	(23,442)	(22,433)	(23,427)	(23,456)	(23,461)	(23,800)	(22,537)
Tangible common shareholders’ equity	$172,143	$174,772	$173,088	$171,200	$173,540	$176,724	$175,521

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$265,637	$271,408	$265,637	$264,918	$264,810	$268,387	$271,408
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,630)	(1,718)	(1,630)	(1,646)	(1,661)	(1,690)	(1,718)
Related deferred tax liabilities	789	756	789	790	713	734	756
Tangible shareholders’ equity	$195,845	$201,495	$195,845	$195,111	$194,911	$198,480	$201,495
Preferred stock	(23,427)	(24,689)	(23,427)	(23,427)	(23,401)	(23,606)	(24,689)
Tangible common shareholders’ equity	$172,418	$176,806	$172,418	$171,684	$171,510	$174,874	$176,806

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,741,688	$2,395,892	$2,741,688	$2,619,954	$2,434,079	$2,426,330	$2,395,892
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,630)	(1,718)	(1,630)	(1,646)	(1,661)	(1,690)	(1,718)
Related deferred tax liabilities	789	756	789	790	713	734	756
Tangible assets	$2,671,896	$2,325,979	$2,671,896	$2,550,147	$2,364,180	$2,356,423	$2,325,979

Book value per share of common stock
Common shareholders’ equity	$242,210	$246,719	$242,210	$241,491	$241,409	$244,781	$246,719
Ending common shares issued and outstanding	8,664.1	9,342.6	8,664.1	8,675.5	8,836.1	9,079.3	9,342.6
Book value per share of common stock	$27.96	$26.41	$27.96	$27.84	$27.32	$26.96	$26.41

Tangible book value per share of common stock
Tangible common shareholders’ equity	$172,418	$176,806	$172,418	$171,684	$171,510	$174,874	$176,806
Ending common shares issued and outstanding	8,664.1	9,342.6	8,664.1	8,675.5	8,836.1	9,079.3	9,342.6
Tangible book value per share of common stock	$19.90	$18.92	$19.90	$19.79	$19.41	$19.26	$18.92

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	34